ADVISORY SERVICES AGREEMENT This Advisory Services Agreement (this "Agreement") is entered into as of April 10, 2023 (the “Effective Date”) by and between Semrush Holdings, Inc., a Delaware corporation (the “Company”) and Evgeny Fetisov, an individual (“Advisor”). WHEREAS, the Company desires to retain Advisor for advisory services (the “Advisory Services”); and WHEREAS, Advisor is willing to provide Advisory Services to the Company upon the terms and conditions herein set forth. NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Advisory Services. Advisor shall provide Advisory Services during the term of this Agreement. 2. Duties. Advisor shall be reasonably available to confer and consult with and advise the officers and directors of the Company at such times that may be requested by the Company. Advisor shall perform any and all related duties and shall have any and all powers and such additional duties as may be expressly prescribed by the Company as those duties are set forth on Exhibit A hereto. The parties agree that a mutually agreed upon revision to Exhibit A shall not be considered an amendment to this Agreement. 3. Compensation and Expense Reimbursement. Advisor shall be eligible to participate in the Company's equity incentive plans, and as a result, Advisor shall continue to vest in any time- based equity awards granted to Advisor while Advisor was an employee of the Company (the “Continued Vesting”). The Continued Vesting shall be for the period commencing immediately prior to Advisor’s termination of employment from the Company and such vesting shall continue during the term of this Agreement, provided, however, in no event shall such vesting continue later than October 10, 2023, at 11:59pm Eastern Time. In addition to the foregoing, Advisor shall be compensated at the hourly rate of $500 per hour for actual time spent by Advisor while performing the Advisory Services. Advisor shall only spend such time to the extent requested and approved in advance by the Company. Advisor shall be reimbursed by the Company for all reasonable and documented travel expenses incurred by the Advisor to the extent such travel has been requested by Company. Travel time shall be billed at $250 per hour. 4. Return of Company Property. Advisor agrees that all property, including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts, computer- generated materials, and Confidential Information (as defined in Section 5) provided to or prepared by Advisor incident to his services under this Agreement belong to the Company and shall be promptly returned to the Company upon the request of the Company at any time. 5. Confidentiality. Advisor acknowledges that in the course of providing the Advisory Services, Advisor will receive certain confidential and propriety information of the Company, including but not limited to the operations of the Company, the Company's confidential business plans and projections, studies and analyses, trade secrets, technology, employee lists, advertiser records and contact information, advertising data, database records, supplier information, methods of operations, protocols, operation and procedure manuals, financial information, compensation formulas, pricing policies, marketing strategies, and all other records and information of a confidential or proprietary nature, pertaining to the Company's operations (collectively, "Confidential Information"), all of which is valuable to the Company. Notwithstanding the foregoing, "Confidential Information" shall not include any information that Advisor can demonstrate in writing that (i) was already known to Advisor on a non-confidential basis prior to the Effective Date; (ii) was publicly available on the Effective Date or subsequently became publicly available without violation by Advisor of its obligations hereunder; or (iii) was rightfully received by Advisor from a third party having no obligation of confidentiality to the Company and having a lawful right to disclose such information without restriction. Advisor agrees to keep secret and confidential, and not reproduce, use, or disclose to any third parties, except as directly required for Advisor to perform Advisor's responsibilities to the Company under this Agreement, any Confidential Information. In addition, Advisor may disclose Confidential Information to the extent that such disclosure is required by law or by the order of a court or similar judicial or administrative body, provided that Advisor notify the Company of such required disclosure promptly and in writing and cooperate with the Company in any lawful action to contest or limit the scope of such required disclosure. Advisor further acknowledges that the restrictions contained in this Section 5 are reasonable and necessary to protect the legitimate business interests of the Company. Advisor agrees that it would be difficult to determine the damages and lost profits which the Company would suffer as a result of a breach of this Section 5. Accordingly, Advisor agrees that, if Advisor violates this Agreement, the Company will be entitled to an order for injunctive relief and/or for specific performance, or their equivalent, from an arbitrator or a court, including requirements that Advisor take action to preserve the secrecy of the Company's trade secrets, and to protect the Company from additional damages, and Advisor agrees that the Company does not need to post a bond to obtain an injunction and waives Advisor's right to require such a bond. 6. No Conflict. Advisor will not engage in any activity that creates a conflict of interest with the Company, and Advisor shall notify the Company before engaging in any activity that creates a potential conflict of interest with the Company. Specifically, Advisor shall not engage in any activity that is in direct competition with the Company or serve in any capacity (including, but not limited to, as an employee, consultant, advisor or director) in any company or entity that competes directly with the Company, as reasonably determined by the Company in its sole discretion. 7. Term & Termination. A. Term. The term of this Agreement shall commence on the Effective Date and shall conclude on October 10, 2023, at 11:59pm. B. Termination by the Company. The Company may terminate this Agreement at any time, for any reason or no reason at all, by providing written notice to Advisor. C. Termination by Advisor. Advisor may terminate this Agreement at any time, for any reason or no reason at all, by providing written notice to the Company. D. Effect of Termination. Immediately upon the termination of this agreement, the Advisor shall no longer provide the Advisory Services, and except as otherwise provided herein (including

Section 8), there shall be no continuing obligations of either party to the other. 8. Indemnification. The Company shall defend, indemnify and hold Advisor harmless from any and all liabilities, damages, costs and expenses (including costs of judgments, settlements, court costs, and reasonable attorneys' fees) (collectively, “Damages”) not otherwise covered under a policy of insurance maintained by the Company (if any), which are incurred by Advisor as a result of any claim or action by one or more third parties arising out of or in connection with the provision of Advisor's services under this Agreement. Notwithstanding the foregoing, the Company shall have no obligation to indemnify Advisor for Damages to the extent (i) the Damages arise out of the gross negligence or intentional misconduct of Advisor, or (ii) Advisor did not act in good faith, Advisor did not act in a manner he reasonably believed to be in the best interest of the Company, or Advisor had reasonable cause to believe that his behavior was unlawful. 9. Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which he may be entitled. 10. Entire Agreement; Amendment; Survival; and Interpretation. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes, effective as of the Effective Date hereof, any prior agreement or understanding between the Company and Advisor with respect to the subject matter hereof. This Agreement may not be amended, nor any obligation herein waived, except by an agreement in writing signed by Advisor and the Company. All of the provisions of this Agreement which are by their nature intended to survive termination of this Agreement shall in fact survive such termination. No part of this Agreement should be construed against either party on the basis of authorship. 11. Assignment. Neither party may assign or transfer its rights or obligations under this Agreement without the consent of the other party. 12. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed under, the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws, except that the Delaware General Corporation Law shall govern with respect to matters of corporate law. The parties agree that exclusive jurisdiction for any action brought by either party to interpret or enforce any provision of this Agreement shall be, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court in Boston, Massachusetts. 13. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if received during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. If to Advisor:

Evgeny Fetisov If to the Company: Semrush Holdings, Inc. 800 Boylston Street Suite 2475 Boston MA 02199 14. Severability of Agreement. Should any part of this Agreement for any reason be declared invalid by a court of competent jurisdiction, such decision shall not affect the validity of any remaining portion, which remaining provisions shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties that they would have executed the remaining portions of this Agreement without including any such part, parts or portions which may, for any reason, be hereafter declared invalid. 15. Independent Contractor Relationship and Authority. Notwithstanding anything to the contrary in this Agreement, the relationship of Advisor to the Company shall be that of independent contractor and Advisor shall have no authority to enter into any agreement or to bind the Company to any obligation except as expressly authorized by this Agreement. Additionally, the Company acknowledges and agrees that Advisor is providing services under this Agreement on an independent basis, exclusive of any employment or business relationships Advisor may have outside of his obligations hereunder. 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission or by email in .pdf format shall be as effective as delivery of a manually executed counterpart of this Agreement. IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date. EVGENY FETISOV 3/29/2023 SEMRUSH HOLDINGS, INC. e,�3D3:J92E45D ... Na�e?l eg sh ch ego 1 ev Date: 3/30/2023 /s/ Evgeny Fetisov /s/

EXHIBIT A DUTIES Guidance and input on finance and accounting matters, executive transition, and general business operations.